EXHIBIT 10.15

FIRST AMENDMENT

TO

THE STANDARD REGISTER COMPANY

OFFICERS’ SUPPLEMENTAL NON-QUALIFIED RETIREMENT PLAN

RESTATED EFFECTIVE JANUARY 1, 2007

This First Amendment to The Standard Register Company Officers’ Supplemental Non-Qualified Retirement Plan, Restated Effective January 1, 2007 (the “Plan”) is made this ____ day of December 2008.

WHEREAS, the Plan provides that it may be amended by a written instrument of The Standard Register Company (the “Company”); and

WHEREAS, the Company has determined it advisable to amend the Plan.

NOW THEREFORE, effective January 1, 2008, the Plan is amended as follows:

1.

Section 4.1 is amended by adding a new paragraph at the end thereof to read as follows:

Notwithstanding the foregoing provisions of this Section 4.1, all distributions shall be made within the 90-day period following the date payment is due or in the event payment is due as a resulting death, within 90 days of the date of death.

Executed this ____ day of December 2008.

THE STANDARD REGISTER COMPANY

By:  ____________________________

Title:  ___________________________